HOLLYFRONTIER INVESTOR PRESENTATION February 2019

Disclosure Statement Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of HollyFrontier Corporation and/or Holly Energy Partners, L.P., and actual results may differ materially from those discussed during the presentation. Such risks and uncertainties include but are not limited to risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products in HollyFrontier’s and Holly Energy Partners’ markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to HollyFrontier and Holly Energy Partners, the effectiveness of HollyFrontier’s and Holly Energy Partners’ capital investments and marketing strategies, HollyFrontier's and Holly Energy Partners’ efficiency in carrying out construction projects, HollyFrontier's ability to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any existing or future acquired operations, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of HollyFrontier and Holly Energy Partners is provided in the most recent reports of HollyFrontier and Holly Energy Partners filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. The forward-looking statements speak only as of the date hereof and, other than as required by law, HollyFrontier and Holly Energy Partners undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 2

Executive Summary Positioned for Value Creation Across all Segments REFINING MIDSTREAM SPECIALTY LUBRICANTS . Inland merchant refiner . Operate Crude and Product Pipelines, . Integrated specialty lubricants . loading racks, terminals and tanks in and producer with 34,000 barrels per day of 5 refineries in the Mid Continent, around HFC’s refining assets production capacity Southwest and Rockies regions . . . HFC owns 57% of the LP Interest in Sells finished lubricants & specialty Flexible refining system with fleet wide HEP and the non-economic GP interest products in over 80 countries under discount to WTI . the Petro-Canada Lubricants & . IDR simplification transaction lowers Sonneborn product lines Premium niche product markets versus HEP’s cost of capital Gulf Coast . . Production facilities in Mississauga, . Over 75% of revenues tied to long term Ontario, Tulsa, Oklahoma, Petrolia, Organic initiatives to drive growth and contracts and minimum volume Pennsylvania & the Netherlands enhance returns commitments . . HollyFrontier Lubricants & Specialty Disciplined capital structure & Products is the largest North American allocation white oil & group III base oil producer 3

HollyFrontier Asset Footprint 4

15% Increase in Refining Capacity Since 2015 Mid-Con Southwest Rockies CRUDE CHARGE CAPACITY CRUDE CHARGE CAPACITY CRUDE CHARGE CAPACITY Barrels Per Day Barrels Per Day Barrels Per Day 350,000 120,000 100,000 115,000 95,000 300,000 300,000 110,000 90,000 260,000 83,000 100,000 250,000 100,000 80,000 200,000 90,000 70,000 2015 Current 2015 Current 2015 Current El Dorado Navajo Woods Cross . . Improved FCC Yield Improved Diesel Recovery . Added 2nd Crude / FCC Units . . Naphtha Fractionation Project for Eliminated Naphtha Recycle Streams at . Added Poly Gasoline Unit Improved Light Product Yields Artesia Crude Unit . . Expanded ULSD capability Debottlenecked Naphtha . Hydrotreaters/Diesel Added Gasoil Export Capability Tulsa Hydrotreater/FCC/Gasoil Hydrocracker . . Improved Rate & Yield on FCC Debottlenecked Finished Product Cheyenne Pipeline Capacity . Improved Rate & Yield on Reformer . Increased Heavy Oils Export Capabilities . Improved High Value Heavy Oils Production . Invested in New Hydrogen Plant to Increase Capability Heavy Crude to ~70% . Improved Diesel Recovery 5

Proximity to North American Crude Production Laid in Crude Advantage . Beneficiary of inland coastal crude discount across entire refining system 2018 Average Crude Slate . 100% of HFC’s purchased crude barrels are “WTI” price based 4% 6% . Refinery location and configuration enables a fleet-wide crude slate Sweet discounted to WTI 17% 43% Sour . Approximately 80,000 - 100,000 barrels per day Canadian, primarily Heavy Heavy sour crude Black Wax Other . Approximately 140,000 – 160,000 barrels per day of Permian crude 30% Laid in Crude Advantage under WTI1 Discount to WTI $/bbl 1Q18 2Q18 3Q18 4Q18 $2 -$2 -$6 -$10 -$14 -$18 Rockies MidCon Southwest Consolidated 1) Data from quarterly earnings calls 6 6

High Value Premium Product Markets Product Pricing vs. Gulf Coast Regional Gasoline Pricing vs Gulf Coast1 $/bbl 2015 2016 2017 2018 Average $20 $15 $10.75 $11.42 $8.93 $10 $6.07 $5 $1.80 $2.17 $- Group 3 vs GC Chicago vs GC Denver vs GC Phoenix vs GC Salt Lake vs GC Las Vegas vs GC Regional ULSD Pricing vs Gulf Coast2 $/bbl 2015 2016 2017 2018 Average $15 $9.14 $10 $5.75 $5.38 $4.42 $5 $1.73 $1.40 $- Group 3 vs GC Chicago vs GC Denver vs GC Phoenix vs GC Salt Lake vs GC Las Vegas vs GC 1) Gulf Coast: CBOB Unleaded 84 Octane Spot Price, Group 3: Unleaded 84 Octane Spot Price, Chicago: Unleaded CBOB 84 Octane Spot Price, Denver: CBOB 81.5 Octane Rack Price, Phoenix: CBG 84 Octane Rack Price, SLC: CBOB 81.5 Octane Rack Price, Las Vegas: CBOB 84 Octane Rack Price. Source: GlobalView 2) Source: GlobalView 7 7

IMO 2020 Benefits Wider Heavy Crude Differentials and Higher Distillate Crack Spreads 1 . Effective January 1, 2020, the International 2018 Average Canadian Heavy Crude Exposure 3 Maritime Organization (IMO) will lower the % of Total Throughput 25% max sulfur content allowed in marine fuel from 3.5% to 0.5% 20% . No capital investments required to benefit 15% from IMO 2020 10% . HFC is well positioned to take advantage of 5% expected tailwinds: 0% PSX HFC PBF MPC2 VLO DK 1) Wider heavy crude differentials 2018 Distillate Yield3 % of Total Throughput3 • WCS imports represent 23% of HFC’s 40% total throughput 30% 2) Higher distillate crack spreads 20% • Distillates represent 36% of HFC’s total throughput 10% 0% DK VLO PSX HFC MPC2 PBF 1) EIA Company Level Import Data for TTM as of November 30, 2018 8 2) Combines MPC & ANDV data to reflect acquisition effective October 1, 2018 8 3) Based on data from 10-K filings and company reports

Refining Segment Earnings Power HFC Consolidated 3-2-1 Index Mid-Cycle Refining EBITDA $1.0B – $1.2B $/Barrel $25 Gulf Coast 3-2-1 Crack $10.00 Brent/WTI Spread $4.00 Product Transportation to HFC $3.00 $20.06 $19.88 Markets $20 HFC Index $17.00 $18.41 Capture Rate 75% Realized Gross Margin Per Barrel $12.75 $15 Operating Expense Per Barrel $5.50 $13.86 Target Throughput 460,000 Refining SG&A (millions) $120 $10 Mid-Cycle Refining EBITDA $1.1B 2015 2016 2017 2018 9

Holly Energy Partners Business Profile Operate a system of petroleum product and Consistent Distribution Growth Despite crude pipelines, storage tanks, distribution Crude Price Volatility terminals and loading rack facilities located near HFC’s refining assets in high growth markets Distribution $/LP Unit WTI Price $0.80 $160 . Revenues are nearly 100% fee-based with DPU* WTI limited commodity risk . Major refiner customers have entered into $0.60 $120 long-term contracts . Contracts require minimum payment obligations for volume and/or revenue commitments $0.40 $80 . Over 75% of revenues tied to long term contracts and minimum commitments . Earliest contract up for renewal in 2019 (approx. $0.20 $40 13% of total commitments) . 57 consecutive quarterly distribution increases since IPO in 2004 $0.00 $0 . Target 1.0 – 1.1x distribution coverage *Distribution Per Unit - Distributions are split adjusted reflecting HEP’s January 2013 two-for-one unit split. 10

Ownership Structure IDR Simplification Provides Lower Cost of Capital for HEP HOLLYFRONTIER CORPORATION (HFC) 100% Interest GENERAL PARTNER (GP) HOLLY LOGISTIC SERVICES, L.L.C. PUBLIC Non-economic GP Interest 59.6mm HEP units1 57% LP Interest $1.7B Value2 45.8mm HEP units1 43% LP Interest $1.3B Value2 HOLLY ENERGY PARTNERS, L.P. (HEP) 11 1. Unit Count as of December 31, 2018 2. Based on HEP unit closing price on February 22, 2019 11

HEP Historical Growth

Committed to Continuing Track Record of Increasing Distribution



2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
MLP IPO (July 2004)
Holly intermediate feedstock pipeline dropdown (July 2005)
25% JV with Plains for SLC pipeline (Mar 2009)
Holly Tulsa dropdown of loading rack (Tulsa West) (Aug 2009)
Sale of 70% interest in Rio Grande to Enterprise (Dec 2009)
Holly Corporation and Frontier Oil Corporation complete merger (July 2011)
HFC dropdown of El Dorado & Cheyenne assets (Nov 2011)
Crude gathering system expansion (2014)
Acquisition of El Dorado tank farm (Mar 2015)
50% JV with Plains for Frontier pipeline (Aug 2015)
50% JV with Plains for Cheyenne pipeline (June 2016)
Acquired remaining interests in SLC / Frontier pipelines (Oct 2017)
Constructed Orla Truck Rack (Jan 2019)
Alon pipeline and terminal asset acquisition (Feb 2005)
Holly South Line expansion project (2007-2008)
Holly crude oil and tankage assets dropdown (Feb 2008)
Holly 16" intermediate pipeline facilities acquisition (June 2009)
Tulsa East acquisition & Roadrunner / Beeson dropdown (Dec 2009)
Purchase of additional Tulsa tanks & racks and Lovington rack (Mar 2010)
Tulsa interconnect pipelines (Aug 2011)
HEP purchases 75% interest in UNEV from HFC (July 2012)
HFC dropdown of El Dorado processing units (Nov 2015)
HEP purchases 50% interest in Osage from HFC (Feb 2016)
Purchase of Tulsa West Tanks (March 2016)
HFC dropdown of Woods Cross processing units (Oct 2016)
IDR Simplification (Oct 2017)
Purchase of Catoosa Lubricants Terminal (June 2018)

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HOLLYFRONTIER
HOLLY ENERGY PARTNERS
HOLLYFRONTIER

HEP Avenues for Growth ORGANIC ACQUISITIONS DROPDOWNS FROM HFC . Leverage HEP’s existing . Pursue logistics assets in HEP’s . Partnering with HFC to build footprint, specifically in current geographic region and/or acquire new assets / Permian Basin businesses . Replace incumbent HFC service . Diesel Truck Loading providers with HEP . Target high tax basis assets with Rack in Orla, TX durable cash flow characteristics . Leverage HFC refining and that also add to HFC EBITDA . Contractual PPI/FERC commercial footprint Escalators . Participate in expected MLP sector consolidation 13

HF Lubricants & Specialty Products The World’s Machinery is Driving Towards Greater Efficiency, Reliability and Longevity Advanced lubricants are a crucial requirement in the drive HF LSP is a to develop more reliable, efficient and environmentally leading producer compliant industrial machinery worldwide. of high-margin These lubricants command higher margins by: premium lubricants, specialty products and Meeting more Providing exceptional Allowing for exacting standards wear protection over a extended top-quality base oils. of purity and wider range of drain viscosity temperatures and harsh intervals environments 14

HF LSP - Rack Back vs Rack Forward RACK BACK RACK FORWARD Base Oil Blending Distribution R&D Marketing Sales Production & Packaging Finished Lubricants & Greases VGO/HCB Petrolatums Mississauga & Tulsa Base Oil Plants Sodium Sulfonates Waxes White Oils 3rd Party Base Oil Specialty Products Base Oil Mississauga Sonneborn Red Giant Facility Facilities Facilities Base Oil • Rack Back captures the value between feedstock cost and base oil market prices • Rack Forward captures the value between base oil market prices and product sales revenues from customers 15

Opportunity Across the Value Chain Upgrade Existing Base Oils into Finished Products Converting one barrel of Base Oil sales into Finished Product sales results in a margin uplift of ~$50/bbl HF LSP Pro Forma Margin Value $/bbl Product Slate by Volume Finished Lubricants & Greases Coproducts 19% Base Oils Petrolatums 30% Petrolatums 4% Waxes Waxes 6% White Oils White Oils 12% Specialty Finished Products Lubes & 18% Specialty Products Greases 12% Base Oils Note: Coproducts consist of Distillates, Intermediates and LPGs 16

Rack Forward EBITDA Margin Stability 2019 Rack Forward – EBITDA Margin1 2 Guidance EBITDA ($ in millions) EBITDA Margin % EBITDA 80 20% $275 – 300MM 17% 16% 16% 16% EBITDA Margin 14% 14% 11-16% 60 13% 15% 13% 13% 12% 12% 12% 10% 9% 40 9% 9% 10% 69 58 58 57 55 53 56 52 49 45 48 47 20 38 40 5% 29 30 0 0% 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 EBITDA EBITDA Margin HF LSP’s Rack Forward business has consistently generated EBITDA margins of 11-16% 1. EBITDA Margin calculated by dividing EBITDA by Revenue for the period 2. 2019 Guidance includes Sonneborn acquisition which closed February 1, 2019 17

Sonneborn Transaction Overview Financial Details • $660mm purchase price • $582mm purchase price net of approximately $78mm in working capital • Purchase was funded entirely with cash on hand • Immediately accretive to earnings and cash flow per share • Expect to capture ~$20mm in annual synergies • Expect to generate ~$85mm of annual EBITDA, including synergies • Transaction closed February 1, 2019 7x EBITDA multiple net of working capital and synergies 18 18

Strategic Rationale Downward Integration and Rack Forward Growth Significantly increases Rack Forward earnings power • 100% of Sonneborn earnings attributable to Rack Forward segment • Brings incrementally higher value products with stable margins • Expands specialty products portfolio Strengthens scale of existing operations • HF LSP currently supplies a portion of Sonneborn’s base oil feedstock • Provides opportunity for additional uplift from Tulsa and Mississauga base oils • Increases global operational flexibility and feedstock optimization • Adds processing and blending capability in North America and Europe • Expands global sales organization 19 19

Sonneborn Products

Tailor Made Solutions for Specialty Applications

Product Group	End Uses	Application Examples
White Oils	Personal care, cosmetics, pharma, drilling	Lotion, lipstick, water bottles, toothpaste
Petrolatums	Personal care, cosmetics, food packaging, pharma	Petroleum jelly, lip balm, lotion
Micro Waxes & Blends	Personal care, cosmetics, food, pharma	Cheese wax, candles, dental floss
Industrial Specialties	Refrigeration, telecom, food packaging	Compressor lubricants, cable fillers, refrigeration fluid
Natural Sodium Sulfonates	Metalworking, mining	Coolant, drilling fluids, anti-rust

Product Slate by Volume[1]



Natural Sodium Sulfonates 4%
Industrial Specialties 8%
Micro Wax & Blends 8%
White Oils 49%
Petrolatums 31%

1. Volumes based on the twelve months ending December 31, 2017

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HOLLYFRONTIER LUBRICANTS & SPECIALTY PRODUCTS

Sonneborn Historical Financials Stable Cash Generation Average EBITDA Margin of 18% Since 2015 EBITDA ($ in millions) EBITDA Margin1% 80 25% 70 20% 60 50 15% 40 10% 30 20 5% 10 0 0% 2015 2016 2017 2018 Sonneborn EBITDA Sonneborn EBITDA Margin HFLSP Rack Forward EBITDA Margin 1. EBITDA Margin calculated by dividing EBITDA by Revenue for the period 21 Note: Unplanned outage at Petrolia Facility in 2016 resulted in significantly lower EBITDA and EBITDA Margin in that year

Synergies & Growth Opportunities Synergies Enhance Competitive Position Synergy estimate of $20mm annually • Significant savings in SG&A costs SG&A $5mm • Optimization of North American production facilities in Tulsa, Mississauga and Petrolia • Logistics savings through transportation and $20mm+ blending cost reduction Synergy Evaluating multiple low capital / high return projects Value • Potential capital project EBITDA benefit of Operations Logistics $12mm $3mm $4-8mm1 per year • Ex: Sulfonation Unit Capacity Expansion 1. Capital project EBITDA benefit is not included in the $20mm synergy estimate 22

HF Lubricants & Specialty Products Pro Forma Valuation Rack Forward EBITDA Mid-Cycle EBITDA $285 ($ in millions) . EBITDA Margin 11-16% . Annual SG&A $170 - $180MM Target Multiple 11x . Annual DD&A $70 - $80MM . Enterprise Value Upside with Organic Growth and M&A $3,135 ($ in millions) Opportunities 11x multiple in-line with peer group Mid-Cycle Capex: $40 – $50MM 23

A P P E N D I X

2019 Guidance . Refining & Marketing 2019E Capex - $5.50 - $6.00 Opex/bbl Segment Allocation - Turnaround Schedule - Tulsa East – 1Q19 HEP 6% - Cheyenne – 4Q19 HF LSP R&M 8% 86% - El Dorado – 4Q19 - Capex $470 – $510 million . HF LSP - $275 – 300 million Rack Forward EBITDA - Capex $40 – $50 million . HEP - Target Distribution Coverage of 1.0x - 1.1x - Capex - $30 – $40 million 25

Strong Track Record of Cash Returns Since the July 2011 merger HFC has returned approximately $5.0 billion, or approximately $29.05 per share1 to shareholders • Strong track record in returning excess cash to shareholders • Committed to maintaining competitive cash yield versus peers • Share repurchase program funded by Free Cash Flow generation Regular Cash Yield2 Total Cash Yield3 % Yield % Yield 5% 15% 4.2% 13.8% 4% 11.0% 3.5% 3.3% 3.3% 9.2% 8.8% 2.9% 10% 3% 2.4% 6.8% 6.3% 5.5% 2% 5% 2.6% 1% 0% 0% VLO PBF PSX MPC DK HFC 2011 2012 2013 2014 2015 2016 2017 2018 1. Share Count as of December 31, 2018 2. Share price as of February 22, 2019 closing prices. 3. Total Cash yield calculated using year end share count- includes regular dividends, special26 dividends and stock 26 buybacks. Data from public filings and press releases. Dividends are split adjusted reflecting HFC’s two-for-one stock split announced August 3, 2011.

HollyFrontier Capital Structure HFC Consolidated Capital Structure HFC Standalone Capital Structure As of December 31, 2018 (US$ millions) As of December 31, 2018 (US$ millions) Cash and Short Term Marketable Securities $1,155 Cash and Short Term Marketable Securities $1,152 HOLLYFRONTIER CORPORATION HFC LONG TERM DEBT HFC Credit Agreement $- HFC 5.875% Senior Notes due 2026 $1,000 HFC 5.875% Senior Notes due 2026 $1,000 HFC Long Term Debt $1,000 Total Debt $1,000 HOLLY ENERGY PARTNERS Stockholders Equity $5,919 HEP 6.00% Senior Notes due 2024 $500 HEP Credit Agreement $923 Total Capitalization $6,919 HEP Long Term Debt $1,423 HFC Standalone Debt / Capitalization 15% Consolidated Debt (excludes unamortized discount) $2,423 HFC Standalone Net Debt / Capitalization 0% Stockholders Equity $5,919 HFC Standalone Liquidity $2,502 Total Capitalization $8,342 Consolidated Debt / Capitalization 29% Consolidated Net Debt / Capitalization 18% Consolidated Total Liquidity1 $2,982 Maintain Investment Grade Rating from S&P (BBB-), Moody’s (Baa3), and Fitch (BBB-27) 1. Includes Availability from $1.35B HFC Revolver & $1.4B HEP Revolver. 27

HollyFrontier Credit Profile

- Investment Grade Rating
  - S&P BBB-
  - Moody's Baa3
  - Fitch BBB-
- $1,152 million cash as of 12/31/18
- $1 billion outstanding debt as of 12/31/18
  - excludes non-recourse HEP debt
- Total debt to capital ratio 15% as of 12/31/18
- Target 1x Net Debt/EBITDA (ex HEP)

Peer Group Debt Metrics – 12/31/18



Debt Ratio %
50%
40%
30%
20%
10%
0%
HFC
VLO
PSX
MPC
ANDV
PBF
DK
Debt/Cap
Net Debt/Cap

* Debt to Capital is calculated by taking total debt (excluding MLP debt) divided by total debt (excluding MLP debt) plus total equity (excluding non-controlling interest). Net Debt to Capital is calculated by taking total net debt (excluding MLP debt) divided by total debt (excluding MLP debt) plus total equity (excluding non-controlling interest).

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Definitions

BPD: the number of barrels per calendar day of crude oil or petroleum products.

CAGR: The compound annual growth rate is calculated by dividing the ending value by the beginning value, raise the result to the power of one divided by the period length, and subtract one from the subsequent result. CAGR is the mean annual growth rate of an investment over a specified period of time longer than one year.

Debt-To-Capital: A measurement of a company's financial leverage, calculated as the company's long term debt divided by its total capital. Debt includes all long-term obligations. Total capital includes the company's debt and shareholders' equity.

Distributable Cash Flow: Distributable cash flow (DCF) is not a calculation based upon GAAP. However, the amounts included in the calculation are derived from amounts separately presented in HEP's consolidated financial statements, with the exception of excess cash flows over earnings of SLC Pipeline, maintenance capital expenditures and distributable cash flow from discontinued operations. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of HEP's operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of HEP's assets and the cash HEP is generating. HEP's historical net income is reconciled to distributable cash flow in "Item 6. Selected Financial Data" of HEP's 2018 10-K filed February 20, 2019.

EBITDA: Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income plus (i) interest expense net of interest income, (ii) income tax provision, and (iii) depreciation, depletion and amortization. EBITDA is not a calculation provided for under GAAP; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants. Our historical EBITDA is reconciled to net income under the section entitled "Reconciliation to Amounts Reported Under Generally Accepted Accounting Principles" in HollyFrontier Corporation's 2018 10-K filed February 20, 2019.

Expected Sonneborn EBITDA: Expected Sonneborn EBITDA is based on HollyFrontier Corporation's projections for the newly acquired Sonneborn US Holdings Inc. and Sonneborn Cooperatief U.A. (collectively, "Sonneborn"). Projections are based on historical EBITDA performance as reported by Sonneborn, combined with the expectation of future potential synergy and optimization opportunity. Expected Sonneborn EBITDA is not presented as an alternative to the nearest GAAP financial measure, net income, and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP. HollyFrontier Corporation is unable to present a reconciliation of forecasted EBITDA to net income because certain elements of net income for future periods, including interest, depreciation and taxes, are not available without unreasonable efforts.

Free Cash Flow: Calculated by taking operating cash flow and subtracting capital expenditures.

IDR: Incentive Distribution Rights

Lubricant : A solvent neutral paraffinic product used in commercial heavy duty engine oils, passenger car oils and specialty products for industrial applications such as heat transfer, metalworking, rubber and other general process oil.

Non GAAP measurements: We report certain financial measures that are not prescribed or authorized by U. S. generally accepted accounting principles ("GAAP"). We discuss management's reasons for reporting these non-GAAP measures below. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures are not alternatives to revenue, operating income, income from continuing operations, net income, or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and/or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. Also, we have not reconciled to non-GAAP forward-looking measures or guidance to their corresponding GAAP measures because certain items that impact these measures are unavailable or cannot be reasonably predicted without unreasonable effort.

Rack Backward: business segment of HF LSP that captures the value between feedstock cost and base oil market prices (transfer prices to rack forward).

Rack Forward: business segment of HF LSP that captures the value between bas oil market prices and product sales revenue from customers.

RBOB: Reformulated Gasoline Blendstock for Oxygen Blending

Sour Crude: Crude oil containing quantities of sulfur greater than 0.4 percent by weight, while "sweet crude oil" means crude oil containing quantities of sulfur equal to or less than 0.4 percent by weight.

WCS: Western Canada Select crude oil, made up of Canadian heavy conventional and bitumen crude oils blended with sweet synthetic and condensate diluents.

WTI: West Texas Intermediate, a grade of crude oil used as a common benchmark in oil pricing. WTI is a sweet crude oil and has a relatively low density.

WTS: West Texas Sour, a medium sour crude oil.

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HollyFrontier Index

HOLLYFRONTIER

Crude Charge	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18*
	432,000	371,000	467,000	455,000	461,000	415,000	463,000	442,000	410-420K

*Anticipated crude charge based on guidance given on 10/31/18 earnings call

Refining Index

WTI Based 321	1Q 2019				2Q 2019				3Q 2019				4Q 2019			
Crack	Jan	Feb	Mar	1Q18	Apr	May	Jun	2Q18	Jul	Aug	Sep	3Q18	Oct	Nov	Dec	4Q18
MidCon	$9.32															
Rockies	$13.82															
Southwest	$15.56															

WTI Based 321	1Q 2018				2Q 2018				3Q 2018				4Q 2018			
Crack	Jan	Feb	Mar	1Q18	Apr	May	Jun	2Q18	Jul	Aug	Sep	3Q18	Oct	Nov	Dec	4Q18
MidCon	$16.05	$15.12	$15.50	$15.56	$16.36	$19.47	$18.61	$18.15	$16.78	$19.20	$20.72	$18.90	$17.21	$14.95	$12.19	$14.78
Rockies	$13.94	$15.49	$17.55	$15.66	$25.55	$28.66	$31.65	$28.62	$28.25	$31.87	$26.12	$28.75	$27.09	$31.82	$21.09	$26.67
Southwest	$11.51	$10.69	$18.90	$13.70	$27.32	$30.78	$32.58	$30.23	$19.93	$22.91	$24.75	$22.53	$26.29	$30.10	$25.09	$27.16

Base Oil Index

VGO Based	1Q 2019				2Q 2019				3Q 2019				4Q 2019			
Base Oil Crack	Jan	Feb	Mar	1Q18	Apr	May	Jun	2Q18	Jul	Aug	Sep	3Q18	Oct	Nov	Dec	4Q18
Group I	$19.95															
Group II	$18.13															
Group III	$51.03															

VGO Based	1Q 2018				2Q 2018				3Q 2018				4Q 2018			
Base Oil Crack	Jan	Feb	Mar	1Q18	Apr	May	Jun	2Q18	Jul	Aug	Sep	3Q18	Oct	Nov	Dec	4Q18
Group I	$18.06	$25.73	$33.23	$25.67	$23.42	$22.42	$22.47	$22.77	$18.74	$16.88	$8.87	$14.83	$6.09	$18.01	$23.78	$15.96
Group II	$15.47	$23.84	$31.71	$23.67	$21.53	$19.95	$19.52	$20.33	$16.91	$14.53	$6.40	$12.61	$3.95	$15.82	$21.77	$13.85
Group III	$42.14	$49.88	$54.32	$48.78	$47.46	$46.59	$45.75	$46.60	$43.02	$42.03	$35.74	$40.26	$34.05	$46.90	$51.31	$44.09

The preceding data is for informational purposes only and is not reflective or intended to be an indicator of HollyFrontier's past or future financial results. This data is general industry information and does not reflect prices paid or received by HFC. The data was compiled from publicly available information, various industry publications, other published industry sources, including OPIS and Argus, and our own internal data and estimates. Although this data is believed to be reliable, HFC has not had this information verified by independent sources. HFC does not make any representation as to the accuracy of the data and does not undertake any obligation to update, revise or continue to provide the data.

Please see p. 31 for disclaimer and www.HollyFrontier.com/investor-relations for most current version.

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HOLLYFRONTIER HOLLY ENERGY PARTNERS HOLLYFRONTIER LUBRICANTS & SPECIALTY PRODUCTS

HFC Index Disclosure HFC's actual pricing and margins may differ from benchmark indicators due to many factors. For example: . Crude Slate differences – HFC runs a wide variety of crude oils across its refining system and crude slate may vary quarter to quarter. . Product Yield differences – HFC’s product yield differs from indicator and can vary quarter to quarter as a result of changes in economics, crude slate, and operational downtime. . Other differences including but not limited to secondary costs such as product and feedstock transportation costs, purchases of environmental credits, quality differences, location of purchase or sale, and hedging gains/losses. Moreover, the presented indicators are generally based on spot sales, which may differ from realized contract prices. Market prices are available from a variety of sources, each of which may vary slightly. Please note that this data may differ from other sources due to adjustments made by data providers and due to differing data definitions. Below are indicator definitions used for purposes of this data. MidCon Indicator: (100% Group 3: Sub octane and ULSD) – WTI Rockies Indicator as of July 1, 2016: 50% Cheyenne: ((100% Denver Regular Gasoline; 100% Denver ULSD) – WTI) 50% Woods Cross: ((60% Salt Lake City Regular Gasoline, 40% Las Vegas Regular Gasoline; 80% Salt Lake City ULSD, 20% Las Vegas ULSD) – WTI) Rockies Indicator 2011- July-2016: 60% Cheyenne: ((100% Denver Regular Gasoline; 100% Denver ULSD) – WTI) 40% Woods Cross: ((60% Salt Lake City Regular Gasoline, 40% Las Vegas Regular Gasoline; 80% Salt Lake City ULSD, 20% Las Vegas ULSD) – WTI) Southwest Indicator 2013-Current: (50% El Paso Subgrade, 50% Phoenix CBG; 50% El Paso ULSD, 50% Phoenix ULSD) – WTI Southwest Indicator 2011-2012: (50% El Paso Regular, 50% Phoenix CBG; 50% El Paso ULSD, 50% Phoenix ULSD) – WTI Lubricants Index Appendix HFC's actual pricing and margins differ from benchmark indicators due to many factors. For example: - Retail/Distribution- HFC and PCLI use commodity base oils to produce finished lubricants, specialty products and white oils that are sold into the retail market worldwide and have a wide variety of price ranges. - Feedstock differences – HFC runs a variety of vacuum gas oil streams and hydrocracker bottms across its refining system and feedstock slate may vary quarter to quarter. - Product Yield differences – HFC’s product yield differs from indicator and can vary quarter to quarter as a result of changes in economics and feedstocks. - Other differences including, but not limited to secondary costs such as product and feedstock transportation costs, quality differences and location of purchase or sale. Moreover, the presented indicators are generally based on spot commodity base oil sales, which may differ from realized contract prices. Market prices are available from a variety of sources, each of which may vary slightly. Please note that this data may differ from other sources due to adjustments made by data providers and due to differing data definitions. Below are indicator definitions used for purposes of this data. Group I Base Oil Indicator (50% Group I SN150, 50% Group I SN500)-VGO Group II Base Oil Indicator (33.3% Group II N100, 33.3% Group II N220, 33.3% Group II N600)-VGO Group III Base Oil Indicator (33.3% Group III 4cst, 33.3% Group III 6cst, 33.3% Group III 8cst)-VGO VGO (US Gulf Coast Low Sulfur Vacuum Gas Oil) 31 31

HollyFrontier Corporation (NYSE: HFC) 2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 954-6510 www.hollyfrontier.com Craig Biery | Director, Investor Relations investors@hollyfrontier.com 214-954-6510 Jared Harding | Investor Relations investors@hollyfrontier.com 214-954-6510